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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2005
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

        Delaware                   333-127589                 74-2440850
--------------------------- ------------------------ ---------------------------
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)


              745 Seventh Avenue, 7th Floor
                   New York, New York                              10019
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        (Address of principal executive offices)                  Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.
            ------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127589 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,141,810,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-22 on November 30, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated November 28, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class B1-I, Class B2-I, Class B3-I, Class B4-I, Class B5-I, Class B6-I, Class B7-I, Class B8-I, Class B1-II, Class B2-II, Class B3-II, Class B4-II, Class B5-II, Class B6-II, Class B7-II, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,155,303,179.27 as of November 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


                                       2
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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.
           --------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

               1.1 Terms Agreement, dated November 25, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, National Association, as Securities Administrator, and U.S. Bank National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Servicing Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

               99.3 Transfer Notice, dated as of November 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

               99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, among Colonial Savings, F.A., Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

               99.5 Reconstituted Servicing Agreement, dated as of November 1, 2005 between American Home Mortgage, Corp. and Lehman Brothers Holdings Inc.

               99.6 Flow Interim Servicing Agreement, dated as of November 17, 2004, by and between Lehman Brothers Bank, FSB and American Home Mortgage, Corp.

               99.7 Reconstituted Servicing Agreement, dated as of November 1, 2005 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

               99.8 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.

               99.9 Reconstituted Servicing Agreement, dated as of November 1, 2005, between HSBC Mortgage Corporation (USA) and Lehman Brothers Holdings Inc.

               99.10 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, by and between HSBC Mortgage Corporation (USA) and Lehman Brothers Bank, FSB.

               99.11 Reconstituted Servicing Agreement, dated as of November 1, 2005, between National City Mortgage Co. and Lehman Brothers Holdings Inc.

               99.12 Flow Purchase, Warranties and Servicing Agreement, dated as of August 1, 2001, and as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.

               99.13 Reconstituted Servicing Agreement, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

               99.14 Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.





                                       4
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By: /s/ Michael C. Hitzmann
                                            -----------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President

Date: December 15, 2005



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                                  EXHIBIT INDEX

   Exhibit No.                     Description
   -----------                     -----------

      1.1 Terms Agreement, dated November 25, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

      4.1 Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, National Association, as Securities Administrator, and U.S. Bank National Association, as Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

      99.2 Servicing Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

      99.3 Transfer Notice, dated as of November 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

      99.4 Correspondent Servicing Agreement, dated as of June 26, 2002, among Colonial Savings, F.A., Lehman Brothers Bank, FSB and Aurora Loan Services Inc.

      99.5 Reconstituted Servicing Agreement, dated as of November 1, 2005 between American Home Mortgage, Corp. and Lehman Brothers Holdings Inc.

      99.6 Flow Interim Servicing Agreement, dated as of November 17, 2004, by and between Lehman Brothers Bank, FSB and American Home Mortgage, Corp.

      99.7 Reconstituted Servicing Agreement, dated as of November 1, 2005 between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

      99.8 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.
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      99.9      Reconstituted Servicing Agreement, dated as of November 1, 2005, between HSBC Mortgage Corporation (USA) and Lehman Brothers Holdings Inc.

      99.10 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005, by and between HSBC Mortgage Corporation
                (USA) and Lehman Brothers Bank, FSB.

      99.11 Reconstituted Servicing Agreement, dated as of November 1, 2005, between National City Mortgage Co. and Lehman Brothers Holdings Inc.

      99.12 Flow Purchase, Warranties and Servicing Agreement, dated as of August 1, 2001, and as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.

      99.13 Reconstituted Servicing Agreement, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

      99.14 Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.